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                                                                 Exhibit 10.47.1

  Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.47.

Various subsidiaries of the Company each entered into a loan agreement which is substantially identical to the loan agreement filed under Exhibit 10.47. The following table lists the borrower, lender and loan amount which differs from that in exhibit 10.47 for each of the 18 loan agreements.

           Borrower                            Lender                                    Loan Amount
           --------                            ------                                    -----------
MHC All Seasons, L.L.C.                 Bank of America, N.A.                            $   3,490,811
MHC Aspen Meadows, L.L.C.               Bank of America, N.A.                            $   5,620,224
MHC Bear Creek Village, L.L.C.          Morgan Stanley Mortgage Capital, Inc.            $   4,880,000
MHC Coralwood Limited Partnership       Bank of America, N.A.                            $   6,200,000
MHC Desert Skies, L.L.C.                Bank of America, N.A.                            $   5,045,646
MHC Falcon Wood Village, L.L.C.         Wells Fargo Bank, National Association           $   5,200,000
MHC Highlands/Brentwood, L.L.C.         Bank of America, N.A.                            $  10,909,718
MHC Lake Fairways, L.L.C.               Bank of America, N.A.                            $  30,460,183
MHC Lakewood Village, L.L.C.            Morgan Stanley Mortgage Capital, Inc.            $   9,817,893
MHC Mariner's Cove, L.L.C.              Bank of America, N.A.                            $  16,452,380
MHC McNicol Place, L.L.C.               Bank of America, N.A.                            $   2,710,354
MHC Oak Bend, L.L.C.                    Bank of America, N.A.                            $   5,772,214
MHC Rancho Mesa Limited Partnership     Bank of America, N.A.                            $   9,600,000
MHC Shadowbrook, L.L.C.                 Bank of America, N.A.                            $   6,320,000
MHC Sweetbriar, L.L.C.                  Bank of America, N.A.                            $   3,040,000
MHC Waterford Estates, L.L.C.           Bank of America, N.A.                            $  30,953,930
MHC Whispering Palms, L.L.C.            Bank of America, N.A.                            $   3,219,209
MHC Whispering Pines, L.L.C.            Bank of America, N.A.                            $   9,870,562